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                                            UNITED STATES
                                 SECURITIES AND EXCHANGE COMMISSION
                                       WASHINGTON, D.C. 20549

                                              FORM 8-K

                                           Current Report
                               Pursuant to Section 13 or 15(d) of the
                                   Securities Exchange Act of 1934

                  Date of Report (Date of Earliest Event Reported): April 26, 2001

                                     The Translation Group, Ltd.
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                       (Exact Name of Registrant as Specified in its Charter)

     Delaware                                000-21725                             23-3382869
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(State of Incorporation)              (Commission File Number)                   (IRS Employer
                                                                             Identification Number)

30 Washington Avenue, Haddonfield, NJ                                                08033
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(Address of Principal Executive Offices)                                          (Zip Code)

                                           (856) 795-8669
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                        (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS

     The Translation Group, Ltd.  announced that the executory  agreement for the acquisition of the outstanding  shares of Applied Knowledge Systems  International,  Ltd. ("AKSI") was not consummated.
AKSI,  through a wholly  owned  subsidiary,  owns the Gedanken  System (TM), a patented  translation technology.  The Translation Group Ltd. remains the exclusive  worldwide licensee of AKSI's Gedanken
System under a 1997 Licensing Agreement.

                                              SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 23, 2001

                                                                     The Translation Group, Ltd.

                                                                     By: /s/ Randy G. Morris
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                                                                        Randy G. Morris
                                                                        President and CEO